EXHIBIT 23.1



                            F.E. HANSON, LTD. 3601 N.
                                FAIRFAX DR. # 101
                              ARLINGTON, VA. 22201
                             Telephone 703-312-8648


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT


         I consent to the incorporation of Auto Data Network, Inc. in 1st Amendment Form SB-2 of my reports as of November 30 and February 28, 2003.



 /S/ F. E. HANSON
------------------------
F. E. HANSON, C.P.A.
Arlington, VA
May 10, 2004